Exhibit 10.25.17


                      EIGHTY-SEVENTH AGREEMENT AMENDING
                      NEW ENGLAND POWER POOL AGREEMENT
                        (FINANCIAL ASSURANCE POLICIES
                             AND BILLING POLICY)


     THIS EIGHTY-SEVENTH AGREEMENT AMENDING NEW ENGLAND POWER POOL AGREEMENT, dated as of June 21, 2002 ("Eighty-Seventh Agreement"), amends the New England Power Pool Agreement (the "NEPOOL Agreement"), as amended.

     WHEREAS, the NEPOOL Agreement as in effect on December 1, 1996 was amended and restated by the Thirty-Third Agreement Amending the New England Power Pool Agreement dated as of December 1, 1996 (the "Thirty-Third Agreement") in the form of the Restated New England Power Pool Agreement ("Restated NEPOOL Agreement") attached to the Thirty-Third Agreement as Exhibit A thereto, and the Thirty-Third Agreement also provided for the NEPOOL Open Access Transmission Tariff (the "NEPOOL Tariff") which is Attachment B to the Restated NEPOOL Agreement; and

     WHEREAS, the Restated NEPOOL Agreement and the NEPOOL Tariff have subsequently been amended numerous times, the most recent amendment dated as of May 9, 2002; and

     WHEREAS, the Participants desire to amend the Restated NEPOOL Agreement, including the NEPOOL Tariff, as heretofore amended, to reflect the revisions detailed herein.

     NOW, THEREFORE, upon approval of this Eighty-Seventh Agreement by the NEPOOL Participants Committee in accordance with the procedures set forth in the NEPOOL Agreement, the Participants agree as follows:

                                   SECTION 1
               AMENDMENTS TO MEMBER FINANCIAL ASSURANCE POLICY

1.1  Amendment to Section II.A.1 of the Member Financial Assurance Policy.
     Section II.A.1 of the Financial Assurance Policy for NEPOOL Members, included as Attachment L to the NEPOOL Tariff, as amended by the Eighty-Third Agreement (the "Member Financial Assurance Policy"), is amended by deleting from the second sentence of the second paragraph the following text: "as well as a lien search for such Non-Municipal Applicant."

1.2  Amendment to Section II.A.2 of the Member Financial Assurance Policy.
     Section II.A.2 of the Member Policy is amended by deleting the third sentence.

1.3  Amendment to Section II.B.1.c of the Member Financial Assurance Policy.
     Section II.B.1.c of the Member Financial Assurance Policy is amended to read as follows:

          Except as set forth in Part VI below, Governance Only Members and Non-Municipal Participants with average monthly NEPOOL Charges (as hereinafter defined) of $15,000 or less shall not be required to provide a cash deposit, letter of credit, payment bond or guaranty under this Policy.

1.4 Amendment to Section II.B.2.a of the Member Financial Assurance Policy. Clause (iii) of the first paragraph of Section II.B.2.a of the Member Financial Assurance Policy is amended to read as follows:

     (iii) 20 percent (20%) of the total amount due and owing at such time to the System Operator, the Participants, the Non-Participant Transmission Customers and the Non-Participants that transact in the FTR Auction and/or Secondary FTR Market ("Non-Participant FTR Customers") by all Participants, Non-Participant Transmission Customers and Non-Participant FTR Customers.

1.5 Amendment to Section II.B.2.b of the Member Financial Assurance Policy. Clause (iii) of the first sentence of Section II.B.2.b of the Member Financial Assurance Policy is amended to read as follows:

     (iii) 20 percent (20%) of the total amount due and owing at such time to the System Operator, the Participants, the Non-Participant Transmission Customers and the Non-Participant FTR Customers by all Participants, Non-Participant Transmission Customers and Non-Participant FTR Customers.

1.6  Amendment to Section II.B.4 of the Member Financial Assurance Policy.
     Section II.B.4 of the Member Financial Assurance Policy is amended to read as follows:

          4.   Consequences Upon Reaching 80%, 90% and 100% of
               Credit Test Amount

          When a Non-Municipal Participant's aggregate outstanding obligations to NEPOOL, the System Operator and the Non-Participant FTR Customers equal 80 percent (80%) of the sum of (i) that Non-Municipal Participant's then-effective Credit Limit and (ii) the available amount of the additional financial assurance provided by that Non-Municipal Participant (exclusive of any Bid Financial Assurance (defined below) provided by that Non-Municipal Participant for bids in the FTR Auction that have not yet been accepted or rejected), which available amount of additional financial assurance shall be divided by three and one-half (3.5) for purposes of this determination <FN1> (the sum of item (i) and item (ii) being referred to herein as the "Credit Test Amount"), the System Operator shall issue notice thereof to such Non-Municipal Participant, such notice to be given in the manner provided in Section 21 of the Restated NEPOOL Agreement. When a Non-Municipal Participant's aggregate outstanding obligations to NEPOOL, the System Operator and the Non-Participant FTR Customers equal
     90 percent (90%) of that Non-Municipal Participant's Credit Test Amount,
     (i) the System Operator shall issue notice thereof to such Non-Municipal Participant, such notice to be given in the manner provided in Section 21 of the Restated NEPOOL Agreement; and (ii) if such condition continues to exist 10 Business Days after the date of such notice, the System Operator shall issue notice thereof to all members and alternates of the NEPOOL Participants Committee.

          When a Non-Municipal Participant's aggregate outstanding obligations to NEPOOL, the System Operator and the Non-Participant FTR Customers equal 100 percent (100%) of that Non-Municipal Participant's Credit Test Amount,
     (i) the System Operator shall issue notice thereof to such Non-Municipal Participant, all members and alternates of the NEPOOL Participants Committee and the New England governors and utility regulatory agencies, such notice to be given in the manner provided in Section 21 of the Restated NEPOOL Agreement, and (ii) such Non-Municipal Participant shall be suspended from: (a) the NEPOOL Market, as provided in Section II.E below; (b) receiving transmission service under any existing or pending arrangements under the Tariff or scheduling any future transmission service under the Tariff; (c) voting on matters before the Participants Committee or any Technical Committee; and (d) entering into any future transactions in the FTR system, in each case until either (x) in the case of activity in the NEPOOL Market, the scheduling and receipt of transmission service and entering future transactions in the FTR system, such Non-Municipal Participant's outstanding obligations to NEPOOL, the System Operator and the Non-Participant FTR Customers fall below
     100 percent (100%) of its Credit Test Amount and, in the case of voting on matters before the Participants Committee or any Technical Committee, such Non-Municipal Participant's outstanding obligations to NEPOOL, the System Operator and the Non-Participant FTR Customers fall and remain below 100 percent (100%) of its Credit Test Amount at least three (3) Business Days prior to any such vote, or (y) in the case of activity in the NEPOOL Market, the scheduling and receipt of transmission service and entering future transactions in the FTR system, such Non-Municipal Participant has provided additional financial assurance (in addition to any other financial assurance required of such Non-Municipal Participant hereunder) equal to three and one-half (3.5) times the amount by which such Non-Municipal Participant's outstanding obligations to NEPOOL, the System Operator and the Non-Participant FTR Customers exceed 100 percent (100%) of its Credit Test Amount (the "Excess Financial Assurance") and, in the case of voting on matters before the Participants Committee or any Technical Committee, such Non-Municipal Participant has provided Excess Financial Assurance at least three (3) Business Days prior to any such vote; provided, however, (i) any suspension of a Non-Municipal Participant's authority to vote on matters before the Participants Committee or any Technical Committee hereunder shall not be effective while an appeal of such suspension is pending; (ii) if any Non-Municipal Participant reaches 100 percent (100%) of its Credit Test Amount solely because its rating, the rating of its outstanding debt or the rating of its Guarantor (as hereinafter defined) or its Guarantor's outstanding debt is downgraded by one grade, then (x) for 10 Business Days after such downgrade, such Non-Municipal Participant's Credit Test Amount shall remain the same as it was immediately preceding such downgrade and (y) no notice shall be sent and no suspension shall occur with respect to such downgrade if such Non-Municipal Participant cures such default within such 10 Business Day period; (iii) if any Non-Municipal Participant reaches
     100 percent (100%) of its Credit Test Amount solely because the rating of the bank issuing a letter of credit on its behalf hereunder is downgraded below the requisite corporate debt rating, then (x) for 10 Business Days after such downgrade, such Non-Municipal Participant's Credit Test Amount shall remain the same as it was immediately preceding such downgrade, and (y) no notice shall be sent and no suspension shall occur with respect to such downgrade if such Non-Municipal Participant cures such default within such 10 Business Day period; and (iv) if any Non-Municipal Participant reaches 100 percent (100%) of its Credit Test Amount and such Non-Municipal Participant has not previously received notice from the System Operator that its aggregate outstanding obligations to NEPOOL, the System Operator and the Non-Participant FTR Customers equal 80 percent (80%) or 90 percent (90%) of its Credit Test Amount with respect to that same event, then the System Operator will inform such Non-Municipal Participant of its impending suspension by telephone by 10 a.m. on the day (the "Notice Day") following the day on which its aggregate outstanding obligations to NEPOOL, the System Operator and the Non-Participant FTR Customers reached 100 percent (100%) of its Credit Test Amount, and such Non-Municipal Participant shall not be suspended with respect to that event only if either (a) its outstanding obligations to NEPOOL, the System Operator and the Non-Participant FTR Customers fall below 100 percent (100%) of its Credit Test Amount by 12:00 noon on the first Business Day immediately following the Notice Day or (b) it provides the System Operator with the requisite Excess Financial Assurance required by this Policy by 12:00 noon on the first Business Day immediately following the Notice Day.

          The suspension of a Non-Municipal Participant, and any resulting annulment, termination or removal of OASIS reservations, removal from the settlement system and the FTR system and forfeiture of FTRs, shall not limit, in any way, NEPOOL's or the System Operator's right to invoice or collect payment for any amounts owed (whether such amounts are due or becoming due) by such suspended Non-Municipal Participant under the Agreement, the Tariff or the System Operator's tariff.

          In addition to the notices provided herein, the System Operator will provide any additional information required under the Information Policy.

          Each notice issued by the System Operator when a Non-Municipal Participant's aggregate outstanding obligations to NEPOOL, the System Operator and the Non-Participant FTR Customers equal 90 percent (90%) and 100 percent (100%) of that Non-Municipal Participant's Credit Test Amount shall indicate whether such Non-Municipal Participant has a registered load asset. If the System Operator has issued a notice that a Non-Municipal Participant's aggregate outstanding obligations to NEPOOL and the System Operator equal 90 percent (90%) or 100 percent (100%) of that Non-Municipal Participant's Credit Test Amount and subsequently such Non-Municipal Participant's aggregate outstanding obligations fall below the applicable percentage of its Credit Test Amount, such Non-Municipal Participant may request the System Operator to issue a notice stating such fact; provided, however, that the System Operator shall not be obligated to issue such notice unless, in its sole discretion, the System Operator concludes that such Non-Municipal Participant's aggregate outstanding obligations have in fact fallen below the applicable percentage of its Credit Test Amount.

1.7 Amendment to Section II.D of the Member Financial Assurance Policy. The first paragraph of Section II.D of the Member Financial Assurance Policy is amended to read as follows:

          All Non-Municipal Applicants and Non-Municipal Participants that must provide (or choose to provide) additional financial assurance pursuant to this Section II, must provide NEPOOL with financial assurance in the form and in the amount described in Sections II, IV and VI hereof. Each financial assurance for monthly charges, unless replaced in accordance with the terms hereof or no longer required pursuant to the terms hereof, shall remain in effect until the later of (a) 120 days after termination of the Non-Municipal Participant's membership or (b) the end date of all FTRs awarded to the Non-Municipal Participant and the final satisfaction of all obligations of the Non-Municipal Participant providing that financial assurance; provided, however that financial assurances required by this Policy related to potential billing adjustments chargeable to a terminated Non-Municipal Participant shall remain in effect until such billing adjustment request is finally resolved in accordance with the provisions of the NEPOOL Billing Policy.

1.8 Amendment to Section II.D of the Member Financial Assurance Policy. The following is added after the third paragraph of Section II.D of the Member Financial Assurance Policy:

          Furthermore and without limiting the generality of the foregoing, any Non-Municipal Participant that is so required under Section VI of this Policy shall provide additional financial assurance in connection with FTR transactions, as set forth in such Section VI.

1.9  Amendment to Section II.E of the Member Financial Assurance Policy.
     The following is added at the end of Section II.E of the Member Financial Assurance Policy:

     If a Non-Municipal Participant is suspended from entering into future transactions in the FTR system and such suspension occurs at any time during an ongoing FTR Auction, then unless such Non-Municipal Participant cures the default(s) providing the basis for such suspension prior to 4:00 p.m. on the Business Day immediately preceding the close of the next FTR Auction, all FTRs held by such Non-Municipal Participant (the "Default FTRs") shall be offered in the next FTR Auction, with an offer price of $0. If a Non-Municipal Participant is suspended from entering into future transactions in the FTR System and such suspension occurs at any time other than during an ongoing FTR Auction, then unless such Non-Municipal Participant cures the default(s) providing the basis for such suspension prior to 4:00 p.m. on the Business Day immediately preceding the close of the next FTR Auction, all Default FTRs held by such Non-Municipal Participant shall be offered in that next FTR Auction, with an offer price of $0. All Default FTRs that are offered in an FTR Auction and have a positive value in that FTR Auction shall be forfeited by such Non-Municipal Participant and will be sold at the applicable clearing price in that FTR Auction. The proceeds from the sale of those Default FTRs will first be used to satisfy all obligations of such Non-Municipal Participant to NEPOOL, the System Operator and the Non-Participant FTR Customers, and any amount remaining after all such obligations have been satisfied shall be paid over to such Non-Municipal Participant that formerly owned such Default FTRs. All Default FTRs that are offered in an FTR Auction and have a negative value in that FTR Auction will be retained by such Non-Municipal Participant, and such Non-Municipal Participant will remain subject to all of the requirements, including the requirements hereunder, with respect to such Default FTRs retained by it.

1.10 Amendment to Section III.D of the Member Financial Assurance Policy. The second sentence of Section III.D of the Member Financial Assurance Policy is amended to read as follows:

     Each financial assurance for NEPOOL Charges, unless replaced in accordance with the terms hereof or no longer required pursuant to the terms hereof, shall remain in effect until the later of (a) 120 days after termination of the Municipal Participant's membership or (b) the end date of all FTRs awarded to the Municipal Participant and the final satisfaction of all obligations of the Municipal Participant providing that financial assurance; provided, however that financial assurances required by this Policy related to potential billing adjustments chargeable to a terminated Municipal Participant shall remain in effect until such billing adjustment request is finally resolved in accordance with the provisions of the NEPOOL Billing Policy.

1.11 Amendment to Section III.D of the Member Financial Assurance Policy. The following is inserted after the fourth sentence (which is in parentheses) of the third paragraph of Section III.D of the Member Financial Assurance
     Policy:

     Furthermore and without limiting the generality of the foregoing, any Municipal Participant that is so required under Section VI of this Policy shall provide additional financial assurance in connection with FTR transactions, as set forth in such Section VI.

1.12 Amendment to Section III.D of the Member Financial Assurance Policy. Clause (ii) of the third paragraph of Section III.D of the Member Financial Assurance Policy is amended to read as follows:

     (ii) 20 percent (20%) of the total amount due and owing at such time to the System Operator, the Participants, the Non-Participant Transmission Customers and the Non-Participant FTR Customers by all Participants, Non-Participant Transmission Customers and Non-Participant FTR Customers.

1.13 Amendment to Section IV.D of the Member Financial Assurance Policy. Clause (ii) of the first paragraph of Section IV.D of the Member Financial Assurance Policy is amended to read as follows:

     (ii) 20 percent (20%) of the total amount due and owing at such time to the System Operator, the Participants, the Non-Participant Transmission Customers and the Non-Participant FTR Customers by all Participants, Non-Participant Transmission Customers and Non-Participant FTR Customers.

1.14 Amendment to Section V.E of the Member Financial Assurance Policy.
     Section V.E of the Member Financial Assurance Policy is amended to read as follows:

          Upon termination of membership in NEPOOL, a Participant must provide financial assurance in the amount of all potential billing adjustments chargeable to such Participant for all unresolved billing disputes in existence on the date of termination of such Participant's membership and the amount required with respect to any FTRs awarded to such Participant and any other remaining obligations of such Participant. Such financial assurance must be in the form of a cash deposit, letter of credit, payment bond or Corporate Guaranty meeting the requirements of this Policy. The amount of such financial assurance shall be reduced to the extent any billing dispute is resolved and the former Participant pays the billing adjustments or no billing adjustment is chargeable to the former Participant, to the extent that any FTR awarded to such Participant expires and to the extent that any remaining obligations of such Participant are otherwise satisfied.

1.15 Addition of Section VI to the Member Financial Assurance Policy.
     Section VI is added to the Member Financial Assurance Policy, immediately after Section V and before the attachments to the Member Financial Assurance Policy, reading as follows:


     VI.  ADDITIONAL FINANCIAL ASSURANCE PROVISIONS FOR FTR TRANSACTIONS

          This Section VI of this Policy contains the financial assurance requirements and procedures for Non-Municipal Participants and Municipal Participants that transact in the FTR Auction and/or Secondary FTR Market (collectively, the "FTR Markets"). In addition to the other financial assurance requirements found in this Policy, Participants transacting in the FTR Markets which, after taking such FTR transactions into account, must provide NEPOOL with additional financial assurance hereunder, shall provide such additional financial assurance as described in this Section
     VI. Governance Only Members transacting in the FTR Markets are required to comply with the requirements of this Section VI and to provide additional financial assurance in the amounts required for Non-Municipal Participants or Municipal Participants, as applicable, to the extent that such transactions cause their average monthly NEPOOL Charges to exceed $15,000.

          A.   FTR Applicants

          Each Participant that is otherwise required to provide additional financial assurance under this Policy must have provided to the System Operator at the time of its application for FTR system access, financial assurance, in the form and amount required by this Policy; provided, however, in order to obtain access to the FTR system, such a Participant shall have provided at least $500,000 of cumulative financial assurance with its application for FTR system access. For purposes of determining whether an applicant for access to the FTR system has provided at least $500,000 of cumulative financial assurance, the System Operator shall include in such calculation the amount of any financial assurance provided by such applicant pursuant to any other provision of this Policy.

          B.   Bidding into the FTR Auction

          If a Participant that is required to provide additional financial assurance under this Policy submits a bid into an FTR Auction, that Participant must provide, in addition to all other financial assurance required hereunder, additional financial assurance, in the form required by this Policy and in an amount that is at least equal to the total dollar amount of the bids submitted by such Participant in such FTR Auction at the time such FTR Auction closes (the "Bid Financial Assurance"). Moreover, a Participant that is required to provide financial assurance under this Policy must maintain, at all times, in addition to the financial assurance otherwise required hereunder, financial assurance, in the form required hereunder, in an amount that is at least equal to the total dollar amount of any awarded bids in any FTR Auctions (the "Award Financial Assurance"). Once a bid in an FTR Auction is awarded, the Bid Financial Assurance that relates to such bid will be converted to the Award Financial Assurance relating to such awarded bid. The required amount of the Award Financial Assurance will be based on the amount of the awarded bid, not the amount initially bid.

          If a Participant does not have the total amount of required additional financial assurance in place at the time an FTR Auction into which it has bid closes, then, in addition to the other consequences described in this Policy, all bids submitted by that Participant for that FTR Auction will be rejected. The Participant will be allowed to participate in the next FTR Auction held provided it meets all requirements for such participation, including without limitation those set forth herein. Each Participant must maintain the requisite additional financial assurance for the duration of the FTRs awarded to it. The amount of any additional financial assurance provided by a Participant in connection with an unsuccessful bid which, as a result of such bid being unsuccessful, is in excess of the total amount of additional financial assurance required from such Participant under this Policy will be held by the System Operator and will be applied against future bids and awards by that Participant unless that Participant requests in writing to have such excess financial assurance returned to it. Prior to returning any financial assurance to a Participant, the System Operator shall use such financial assurance to satisfy any overdue obligations of that Participant. The System Operator shall only return to that Participant the balance of such financial assurance after all such overdue obligations have been satisfied.

                                  SECTION 2
             AMENDMENTS TO NON-MEMBER FINANCIAL ASSURANCE POLICY

2.1  Amendment to Section I.A.1 of the Non-Member Financial Assurance Policy.
     Section I.A.1 of the Financial Assurance Policy for NEPOOL Non-Participant Transmission Customers, included as Attachment M to the NEPOOL Tariff, as amended by the Eighty-Third Agreement (the "Non-Member Financial Assurance Policy"), is amended by deleting from the second sentence of the second paragraph the following text: "as well as a lien search for such Non-Participant Applicant."

2.2  Amendment to Section I.A.2 of the Non-Member Financial Assurance Policy.
     Section I.A.2 of the Non-Member Policy is amended by deleting the third sentence.

                                  SECTION 3
                        AMENDMENTS TO BILLING POLICY

3.1 Change to References in Billing Policy. In the New England Power Pool Billing Policy, included as Attachment N to the NEPOOL Tariff, as amended by the Eighty-Third Agreement (the "Billing Policy"), the reference in
     Section 1.1 to "NEPOOL Participants and Non-Participant Transmission Customers" is changed to "NEPOOL Participants, Non-Participant Transmission Customers and Non-Participants that transact in the FTR Auction and/or Secondary FTR Market ("Non-Participant FTR Customers")." Except as noted herein, each subsequent reference to "Participants and Non-Participant Transmission Customers" is changed to "Participants, Non-Participant Transmission Customers and Non-Participant FTR Customers;" each reference to "each Participant and Non-Participant Transmission Customer" is changed to "each Participant, Non-Participant Transmission Customer and Non-Participant FTR Customer;" each reference to "Participant or Non-Participant Transmission Customer" is changed to "Participant, Non-Participant Transmission Customer or Non-Participant FTR Customer;" each reference to "Participants or Non-Participant Transmission Customers" is changed to "Participants, Non-Participant Transmission Customers or Non-Participant FTR Customers;" and each reference to "Participant's or Non-Participant Transmission Customer's" is changed to "Participant's, Non-Participant Transmission Customer's or Non-Participant FTR Customer's." None of such reference changes shall be made to Section 4 of the Billing Policy.

3.2 Amendment to Section 1.3 of the Billing Policy. Clause (i) of Section 1.3 of the Billing Policy is amended to read as follows:

     (i) Participants and Non-Participant Transmission Customers who have requested and received a weekly billing schedule in accordance with the Financial Assurance Policy for NEPOOL Members and the Financial Assurance Policy for NEPOOL Non-Participant Transmission Customers (collectively, together with the Financial Assurance Policy for Non-Participant FTR Customers, the "Financial Assurance Policies") and

3.3 Amendment to Section 3.1(d) of the Billing Policy. The third and fourth sentences of the second paragraph of Section 3.1(d) of the Billing Policy is amended to read as follows:

     To the extent that the amount in dispute would be payable to one or more identifiable Participants or Non-Participant FTR Customers (but not to the ISO), then the amount due to each such Participant or Non-Participant FTR Customer in the billing period to which such dispute relates shall be reduced by the portion of the total amount in dispute that would be payable to such Participant or Non-Participant FTR Customer, subject to payment with interest accrued thereon if and when the dispute is resolved in favor of such Participant(s) or Non-Participant FTR Customer(s). To the extent that amount in dispute would be payable to the ISO, or the specific Participant(s) or Non-Participant FTR Customer(s) to which such amount would be payable cannot be identified, then the shortfall of funds available to pay Remittance Advices resulting from the amount in dispute being held in an escrow account shall be allocated among the Participants and Non-Participant FTR Customers according to the two-step allocation process described in Section 3.3.(f) below, subject to payment to all Participants and Non-Participant FTR Customers being allocated a portion of the shortfall, with applicable interest (if any), once the dispute is resolved with the funds in such escrow account or with other amounts provided by the Participant or Non-Participant Transmission Customer losing such dispute.

3.4 Amendment to Section 3.3(e) of the Billing Policy. The second and third sentences of Section 3.3(e) of the Billing Policy is amended to read as follows:

     Amounts withdrawn from the Late Payment Account and applied toward any shortfall resulting from the Default Amount shall not relieve the defaulting Participant, defaulting Non-Participant Transmission Customer or defaulting Non-Participant FTR Customer of its obligation to pay such Default Amount. If and to the extent that such Default Amount, interest thereon and/or late charges with respect thereto are subsequently collected (including as a result of the use of a financial assurance under the Financial Assurance Policies or through actions or proceedings against the defaulting Participant, Non-Participant Transmission Customer or Non-Participant FTR Customer), such amounts shall first be used to pay Participants and Non-Participant FTR Customers for the amount of such Default Amount allocated to them under clause (f) below, with interest thereon, and then, after all such amounts have been paid to the Participants and Non-Participant FTR Customers, such Default Amount, interest and/or late charges shall be deposited into the Late Payment Account in accordance with the provisions of the Financial Assurance Policy for NEPOOL Members that are applicable to late payment charges.

3.5 Amendment to Section 3.3(f) of the Billing Policy. Section 3.3(f) of the Billing Policy is amended to read as follows:

     f) Reduction of Payments and Increases in Charges. (i) If and to the extent that the procedures described in clauses (b), (c), (d) and (e) above do not yield sufficient funds to pay all Remittance Advice amounts in full (after payment of amounts due to the ISO and to the entity or entities that develop, administer, operate and maintain the GIS for those services, in accordance with clause (a) above) on the date such Payments are due, the ISO shall reduce Payments to those Participants and Non-Participant FTR Customers owed monies for that billing period (the "Default Period"), pro rata based on the amounts owed to such Participants and Non-Participant FTR Customers, to the extent necessary to clear its accounts by the close of banking business on the date such Payments are due. As funds attributable to a Default Amount are received by the ISO (including amounts received through financial assurances provided under the Financial Assurance Policies or through actions or proceedings commenced against the defaulting Participant, Non-Participant Transmission Customer or Non-Participant FTR Customer) prior to the next billing period's Statements being distributed, such funds, together with any interest and late charges collected on the applicable Default Amount, shall be distributed pro rata to the Participants and Non-Participant
     FTR Customers that did not receive the full amount of their Payments as a result of such Default Amount not being paid, up to the full amount that such Participants and Non-Participant FTR Customers did not receive as a result of such Default Amount not being paid, with interest thereon.

     (ii) To the extent that any amount remains unpaid to Participants and Non-Participant FTR Customers on the date that Statements are distributed to Participants and Non-Participant FTR Customers in the billing period immediately following the Default Period, the Default Amount remaining unpaid shall be reallocated among all of the Participants and Non-Participant FTR Customers receiving Statements for the Default Period (other than the Participant, Non-Participant Transmission Customer or Non-Participant FTR Customer defaulting on its payment obligations), pro rata based, for each Participant and Non-Participant FTR Customer being allocated a share of the Default Amount remaining unpaid, on the sum of (i) all Charges due from such Participant or Non-Participant FTR Customer that are reflected on its Statement for the Default Period and
     (ii) all Payments due to such Participant or Non-Participant FTR
     Customer that are reflected on its Statement for the Default Period, without giving any effect to the process of netting Charges against Payments on each Statement that is the result of the ISO's single billing system. Thus, by way of example, a Participant or Non-Participant FTR Customer with $2,000 of Charges and no Payments on its Statement for the Default Period and a Participant or Non-Participant FTR Customer with $1,000 of Charges and $1,000 of Payments on its Statement for the Default Period would be allocated an equal share of the unpaid Default Amount under this clause (f)(ii). Each Participant and Non-Participant FTR Customer that received a Statement for the Default Period shall have the amount of its Invoice or Remittance Advice in the billing period immediately following the Default Period adjusted as necessary to reflect its obligation for the Default Amount remaining unpaid under this clause
     (f)(ii). As funds attributable to a Default Amount are received by the ISO (including amounts received through financial assurances provided under the Financial Assurance Policies or through actions or proceedings commenced against the defaulting Participant, Non-Participant Transmission Customer or Non-Participant FTR Customer) after such adjusted Statements are distributed, such funds, together with any interest and late charges collected on the applicable Default Amount, shall be distributed to the Participants and Non-Participant FTR Customers pro rata based on their allocation of the Default Amount under this clause (f)(ii), up to the full amount of such Default Amount allocated to each such Participant or Non-Participant FTR Customer, with interest thereon.

3.6 Amendment to Section 3.3(j) of the Billing Policy. Section 3.3(j) of the Billing Policy is amended to read as follows:

     j) Notice and Suspension. Without limiting any of the other remedies described above, in the event that the ISO, in its reasonable opinion, believes that all or any part of any amount due to be paid by any Participant, any Non-Participant Transmission Customer or any Non-Participant FTR Customer will not be or has not been paid when due (a "Payment Default"), the ISO (on its own behalf or on behalf of NEPOOL) may (but shall not be required to) notify such Participant, Non-Participant Transmission Customer or Non-Participant FTR Customer in writing, electronically and by first class mail sent in each case to such Participant's member or alternate on the Participants Committee or billing contact (it being understood that the ISO will use reasonable efforts to contact all three) or such Non-Participant Transmission Customer's or Non-Participant FTR Customer's billing contact, of such Payment Default. If a Payment Default is not cured within five days after when such payment was originally due, the ISO shall notify each member and alternate on the NEPOOL Participants Committee, each Participant's billing contact and each of the New
     England governors and utility regulatory agencies of (i) the identity of the Participant, Non-Participant Transmission Customer or Non-Participant FTR Customer receiving such notice, (ii) whether such notice relates to a Payment Default, (iii) whether the defaulting Participant has a registered load asset, and (iv) the actions the ISO plans to take and/or has taken in response to such Payment Default.
     In addition, the ISO will provide any additional information with respect to such Payment Default as may be required under the Information Policy. If a Payment Default is not cured within ten days after when such payment was originally due, the defaulting Participant, Non-Participant Transmission Customer or Non-Participant FTR Customer shall be suspended (if applicable) from: (a) the NEPOOL Market; (b) receiving transmission service under any existing or pending arrangement under the Tariff or scheduling any future transmission service under the Tariff; (c) voting on matters before the Participants Committee or any Technical Committee; and (d) entering into any future transactions in the FTR system, in each case until (x) in the case of activity in the NEPOOL Market, the scheduling and receipt of transmission services and entering future transactions in the FTR system, such Payment Default has been cured in full, and (y) in the case of voting on matters before the Participants Committee or any Technical Committee, such Payment Default has been cured in full at least three Business Days prior to such vote; provided, however, that any suspension of a Participant's authority to vote on matters before the Participants Committee or any Technical Committee hereunder shall not be effective while an appeal of such suspension is pending. The suspension of a Participant, a Non-Participant Transmission Customer or a Non-Participant FTR Customer, and any resulting annulment, termination or removal of OASIS reservations, removal from the settlement system and the FTR system and forfeiture of FTRs, shall not limit, in any way, NEPOOL's or the ISO's right to invoice or collect payment for any amounts owed (whether such amounts are due or becoming due) by such Participant, Non-Participant Transmission Customer or Non-Participant FTR Customer under the Documents. If the ISO has issued a notice that a Participant, a Non-Participant Transmission Customer or a Non-Participant FTR Customer has defaulted on a payment obligation and that Participant, Non-Participant Transmission Customer or Non-Participant FTR Customer subsequently cures that Payment Default, such Participant, Non-Participant Transmission Customer or Non-Participant FTR Customer may request the ISO to issue a notice stating such fact; provided, however, that the ISO shall not be required to issue that notice unless, in its sole discretion, the ISO determines that such Payment Default has been cured. If a Participant, a Non-Participant Transmission Customer or a Non-Participant FTR Customer is suspended in accordance with this Section 3.3(j), the provisions of this Section 3.3(j) shall control notwithstanding any other provision of the Market Rules, the NEPOOL Agreement or the NEPOOL Tariff to the contrary.

     A suspended Participant shall have no ability so long as it is suspended to be reflected in the ISO's settlement system as either a purchaser or a seller of any Market Products under any Bilateral Transactions. Any Bilateral Transactions with a suspended Participant shall be deemed to be terminated for purposes of the ISO's settlement system. If a suspended Participant has the obligation under applicable Market Rules to bid any of its Entitlements to provide Market Products under the NEPOOL Agreement, that obligation shall continue notwithstanding the Participant's suspension and any transfers of Market Products occurring under the NEPOOL Agreement as a result of any such bid shall be effective. If a suspended Participant or Non-Participant Transmission Customer is receiving transmission or ancillary services under the NEPOOL Tariff, all such services shall be terminated as of the date of the suspension, except to the extent required (if at all) for the Interchange Transactions resulting from the bids of the suspended Participant. Except to the extent required (if at all) for the Interchange Transactions resulting from the bids of the suspended Participant, any approved reservations reflected in OASIS shall be annulled, any pending reservations shall be retracted, and the suspended Participant or Non-Participant Transmission Customer shall have no ability so long as it is suspended to make new reservations on OASIS. If a Participant or a Non-Participant FTR Customer is suspended from entering into future transactions in the FTR system and such suspension occurs at any time during an on-going FTR Auction, then unless such Participant or Non-Participant FTR Customer cures the default(s) providing the basis for such suspension prior to 4:00 p.m. on the Business Day immediately preceding the close of the next FTR Auction, all FTRs held by such Participant or Non-Participant FTR Customer (the "Default FTRs") shall be offered in the next FTR Auction, with an offer price of $0. If a Participant or Non-Participant FTR Customer is suspended from entering into future transactions in the FTR system and such suspension occurs at any time other than during an ongoing FTR Auction, then unless such Participant or Non-Participant FTR Customer cures the default(s) providing the basis for such suspension prior to 4:00 p.m. on the Business Day immediately preceding the close of the next FTR Auction, all Default FTRs held by such Participant or Non-Participant FTR Customer shall be offered in that next FTR Auction, with an offer price of $0. All Default FTRs that are offered in an FTR Auction and have a positive value in that FTR Auction shall be forfeited by such Participant or Non-Participant FTR Customer and will be sold at the applicable clearing price in that FTR Auction. The proceeds from the sale of those Default FTRs will first be used to satisfy all obligations of such Participant or Non-Participant FTR Customer to NEPOOL, the System Operator and the Non-Participant FTR Customers, and any amount remaining after all such obligations have been satisfied shall be paid over to such Participant or Non-Participant FTR Customer that formerly owned such Default FTRs. All Default FTRs that are offered in an FTR Auction and have a negative value in that FTR Auction will be retained by such Participant or Non-Participant FTR Customer, and such Participant or Non-Participant FTR Customer will remain subject to all of the requirements, including the requirements hereunder, with respect to such Default FTRs retained by it.

3.7 Addition of Section 4.5 to the Billing Policy. The following new section is added to the end of Section 4 of the Billing Policy:

     Section 4.5 - Non-Participant FTR Customers. Non-Participant FTR Customers are not eligible for weekly billing arrangements.

3.8 Amendment to Section 5.5(c) of the Billing Policy. In the first sentence of Section 5.5(c) of the Billing Policy, the reference to "Participants, Non-Participant Transmission Customers" is changed to "Participants, Non-Participant Transmission Customers, Non-Participant FTR Customers."

                                  SECTION 4
                                MISCELLANEOUS

4.1 This Eighty-Seventh Agreement shall become effective on September 16, 2002, or on such other date as the Commission shall provide that the amendments reflected herein shall become effective.

4.2 Terms used in this Eighty-Seventh Agreement that are not defined herein shall have the meanings ascribed to them in the NEPOOL Agreement.


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

<FN1>  For purposes of the amount in clause (ii) for any Corporate
Guaranty, such amount shall be the lesser of the unused portion of any stated limit in such Corporate Guaranty (where such a limit is stated) divided by three and one-half (3.5) or the Guarantor's Credit Limit or Guaranty Limit (each as defined below), as applicable, which Credit Limit or Guaranty Limit shall not be divided by three and one-half (3.5).


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